Exhibit 21

Subsidiaries of Registrant, Clear Channel Outdoor Holdings, Inc.

Name	State of Incorporation
1567 Media LLC	DE
CC CV LP, LLC	DE
CCHCV LP, LLC	DE
Clear Channel Adshel, Inc.	DE
Clear Channel Airports of Georgia, Inc.	GA
Clear Channel Airports of Texas JV	TX
Clear Channel Branded Cities, LLC	DE
Clear Channel Brazil Holdco, LLC	DE
Clear Channel Digital, LLC	DE
Clear Channel Metra, LLC	DE
Clear Channel Outdoor Holdings Company Canada	DE
Clear Channel Outdoor, Inc.	DE
Clear Channel Peoples, LLC	DE
Clear Channel Spectacolor, LLC	DE
Clear Channel Taxi Media, LLC	DE
Clear Channel Worldwide Holdings, Inc.	NV
Clear Channel/Interstate Philadelphia, LLC	DE
Eller Taxi Television, LLC	DE
Eller-PW Company, LLC	CA
Exceptional Outdoor, Inc.	FL
Get Outdoors Florida, LLC	FL
Interspace Airport Advertising International, LLC	PA
In-ter-space Services, Inc.	PA
Keller Booth Sumners JV	TX
Kelnic II JV	DE
Outdoor Management Services, Inc.	NV
Sunset Billboards, LLC	WA

Name	Country of Incorporation
Adcart AB	Sweden
Adshel (Brazil) Ltda	Brazil
Adshel Ireland Limited	Ireland
Adshel Ltd.	United Kingdom
Adshel Ltda	Brazil
Adshel Mexico	Mexico
Adshel New Zealand Ltd.	New Zealand
Adshel NI Ltd.	United Kingdom
Adshel Street Furniture Pty Ltd.	Australia
Allied Outdoor Advertising Ltd.	United Kingdom
Arcadia Cooper Properties Ltd.	United Kingdom
Barnett And Son Ltd.	United Kingdom
Bk Studi BV	Netherlands
BPS London Ltd.	United Kingdom

Name	Country of Incorporation
BPS Ltd.	United Kingdom
C.F.D. Billboards Ltd.	United Kingdom
CAC City Advertising Company AG	Switzerland
CC LP BV	Netherlands
CCO International Holdings BV	Netherlands
CCO Ontario Holdings, Inc.	Canada
China Outdoor Media Investment (HK) Co., Ltd.	Hong Kong
China Outdoor Media Investment, Inc.	British Virgin Islands
City Lights Ltd.	United Kingdom
Citysites Outdoor Advertising (Albert) Pty Ltd.	Australia
Citysites Outdoor Advertising (South Australia) Pty Ltd.	Australia
Citysites Outdoor Advertising (West Australia) Pty Ltd.	Australia
Citysites Outdoor Advertising Pty Ltd.	Australia
Clear Channel (Central) Ltd.	United Kingdom
Clear Channel (Midlands) Ltd.	United Kingdom
Clear Channel (Northwest) Ltd.	United Kingdom
Clear Channel Adshel AS	Norway
Clear Channel Affitalia SRL	Italy
Clear Channel Airport Pte Ltd	Singapore
Clear Channel Baltics & Russia AB	Sweden
Clear Channel Baltics & Russia Limited	Russia
Clear Channel Banners Limited	United Kingdom
Clear Channel Belgium SA	Belgium
Clear Channel Brazil Holding Ltda.	Brazil
Clear Channel Communications India Pvt Ltd	India
Clear Channel CP III BV	Netherlands
Clear Channel CP IV BV	Netherlands
Clear Channel CV	Netherlands
Clear Channel Danmark A/S	Denmark
Clear Channel Entertainment of Brazil Ltd.	Brazil
Clear Channel Espana SL	Spain
Clear Channel Espectaculos SL	Spain
Clear Channel Estonia OU	Estonia
Clear Channel European Holdings SAS	France
Clear Channel Felice GmbH	Switzerland
Clear Channel France SA	France
Clear Channel Haidemenos Media SA	Greece
Clear Channel Hillenaar BV	Netherlands
Clear Channel Holding AG	Switzerland
Clear Channel Holding Italia SPA	Italy
Clear Channel Holdings CV	Netherlands
Clear Channel Holdings, Ltd.	United Kingdom

Name	Country of Incorporation
Clear Channel Hong Kong Ltd.	Hong Kong
Clear Channel Hungary KFT	Hungary
Clear Channel International BV	Netherlands
Clear Channel International Holdings BV	Netherlands
Clear Channel Ireland Ltd.	Ireland
Clear Channel Italy Outdoor SRL	Italy
Clear Channel Japan, Inc.	Japan
Clear Channel Jolly Pubblicita SPA	Italy
Clear Channel KNR Neth Antilles NV	Netherlands Antilles
Clear Channel Latvia	Latvia
Clear Channel Lietuva	Lithuania
Clear Channel Mumbai Pvt Ltd.	India
Clear Channel Netherlands BV	Netherlands
Clear Channel NI Ltd.	United Kingdom
Clear Channel Norway AS	Norway
Clear Channel Outdoor Company Canada	Canada
Clear Channel Outdoor Limited	United Kingdom
Clear Channel Outdoor Mexico SA de CV	Mexico
Clear Channel Outdoor Mexico, Operaciones SA de CV	Mexico
Clear Channel Outdoor Mexico, Servicios Administrativos, SA de CV	Mexico
Clear Channel Outdoor Mexico, Servicios Corporativos, SA de CV	Mexico
Clear Channel Outdoor Pty Ltd.	Australia
Clear Channel Outdoor Spanish Holdings S.L.	Spain
Clear Channel Overseas Ltd.	United Kingdom
Clear Channel Pacific Pte Ltd.	Singapore
Clear Channel Plakanda Aida GmbH	Switzerland
Clear Channel Plakanda GmbH	Switzerland
Clear Channel Poland Sp ZO.o.	Poland
Clear Channel Sales AB	Sweden
Clear Channel Sao Paulo Participacoes Ltda	Brazil
Clear Channel Scotland Ltd.	Scotland
Clear Channel Singapore Pte Ltd.	Singapore
Clear Channel Smart Bike Italia SRL	Italy
Clear Channel Smartbike	France
Clear Channel Solutions Ltd.	United Kingdom
Clear Channel South America S.A.C.	Peru
Clear Channel Southwest Ltd.	United Kingdom
Clear Channel Suomi Oy	Finland
Clear Channel Sverige AB	Sweden
Clear Channel Tanitim Ve Lierisin AS	Turkey
Clear Channel UK Ltd	United Kingdom
Clear Media Limited	Bermuda

Name	Country of Incorporation
Comurben SA	Morocco
CR Phillips Investments Pty Ltd.	Australia
Defi Belgique	Belgium
Defi Czech	Czech Republic
Defi Deutschland GmbH	Germany
Defi France SAS	France
Defi Group Asia	Hong Kong
Defi Group SAS	France
Defi Italia SPA	Italy
Defi Neolux	Portugal
Defi Pologne SP ZO.o	Poland
Defi Reklam Kft	Hungary
Defi Russie	Russia
Defi Ukraine	Ukraine
Dolis BV	Netherlands
Eller Holding Company Cayman I	Cayman Islands
Eller Holding Company Cayman II	Cayman Islands
Eller Media Asesarris Y Comercializacion Publicataria	Chile
Eller Media Servicios Publicitarios Ltd	Chile
Epiclove Ltd.	United Kingdom
Equipamientos Urbanos - Gallega de Publicidad Disseno AIE	Spain
Equipamientos Urbanos de Canarias SA	Spain
Equipamientos Urbanos Del Sur SL	Spain
Foxmark UK Ltd.	United Kingdom
Giganto Holding Cayman	Cayman Islands
Giganto Outdoor SA	Chile
Grosvenor Advertising Ltd.	United Kingdom
Hainan Whitehorse Advertising Media Investment Company Ltd.	China
Hillenaar Outdoor Advertising BV	Netherlands
Hillenaar Services BV	Netherlands
Iberdefi	Spain
Illuminated Awnings Systems Ltd.	Ireland
Infotrak SA	Switzerland
Interpubli Werbe AG	Switzerland
Interspace Airport Advertising Australia Pty Ltd.	Australia
Interspace Airport Advertising Costa Rica SA	Costa Rica
Interspace Airport Advertising Curacao NV	Netherlands Antilles
Interspace Airport Advertising Netherlands Antilles NV	Netherlands Antilles
Interspace Airport Advertising New Zealand Ltd.	New Zealand
Interspace Airport Advertising West Indies Ltd.	West Indies
Klass Advertising SRL	Romania
Klass Rooftop SRL	Romania

Name	Country of Incorporation
KMS Advertising Ltd.	United Kingdom
L & C Outdoor Ltda.	Brazil
L ‘Efficience Publicitaire SA	Belgium
Landimat	France
Mars Reklam Ve Producksiyon AS	Turkey
Maurice Stam Ltd	United Kingdom
Metrabus	Belgium
Ming Wai Holdings Ltd.	British Virgin Islands
More Communications Ltd.	United Kingdom
More Media Ltd.	United Kingdom
More O’Ferrall Adshel Ltd.	United Kingdom
More O’Ferrall Ireland Ltd.	Ireland
More O’Ferrall Ltd.	United Kingdom
Morebus Ltd.	United Kingdom
Multimark Ltd.	United Kingdom
Nitelites (Ireland) Ltd.	Ireland
Outdoor Advertising BV	Netherlands
Outdoor International Holdings BV	Netherlands
Outstanding Media I Norge AS	Norway
Outstanding Media I Stockholm AB	Sweden
Overtop Services SRL	Romania
Paneles Napsa. S.A.	Peru
Parkin Advertising Ltd.	United Kingdom
Perth Sign Company Pty Ltd.	Australia
Phillips Finance Pty Ltd.	Australia
Phillips Neon Pty Ltd.	Australia
Plakanda Awi AG	Switzerland
Plakanda GmbH	Switzerland
Plakanda Management AG	Switzerland
Plakanda Ofex AG	Switzerland
Plakatron AG	Switzerland
Postermobile Advertising Ltd.	United Kingdom
Postermobile PLC.	United Kingdom
Premium Holdings Ltd.	United Kingdom
Premium Outdoor Ltd.	United Kingdom
Procom Publicidade via Publica Ltda	Chile
PTKC Rotterdam BV	Netherlands
Pubbli A SPA	Italy
Pubblicita Zangari SRL	Italy
Publicidade Klimes Sao Paulo Ltda	Brazil
Q Panel SRL	Romania
Racklight SA de CV	Mexico

Name	Country of Incorporation
Regentfile Ltd.	United Kingdom
Rockbox Ltd.	United Kingdom
Shelter Advertising Pty Ltd	Australia
Signways Ltd.	United Kingdom
Simon Outdoor Ltd.	Russia
Sirocco International SAS	France
Sites International Ltd.	United Kingdom
Street Furniture (NSW) Pty Ltd.	Australia
Supersigns	Bahamas
Supersigns Polska SP ZO.o.	Poland
Taxi Media Holdings Ltd.	United Kingdom
Taxi Media Ltd.	United Kingdom
Team Relay Ltd.	United Kingdom
Tebus SRL	Italy
The Canton Property Investment Co. Ltd.	United Kingdom
The Kildoon Property Co. Ltd.	United Kingdom
Torpix Ltd.	United Kingdom
Town & City Posters Advertising. Ltd.	United Kingdom
Tracemotion Ltd.	United Kingdom
Trainer Advertising Ltd.	United Kingdom
Upright Sprl	Belgium
Urban Design Furniture Pty Ltd.	Australia
Urban Media SA	Belgium
Vision Posters Ltd.	United Kingdom
Williams Display Excellence AB	Sweden